Exhibit 10.1

EXECUTION

SEVENTH AMENDMENT TO SECOND AMENDED

AND RESTATED CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Seventh Amendment”), dated as of March 18, 2016, is entered into by and among SANCHEZ ENERGY CORPORATION, a Delaware corporation (“Borrower”), each of SN PALMETTO, LLC, a Delaware limited liability company f/k/a SEP Holdings III, LLC (“SN Palmetto”), SN MARQUIS LLC, a Delaware limited liability company (“SN Marquis”), SN COTULLA ASSETS, LLC, a Texas limited liability company (“SN Cotulla”), SN OPERATING, LLC, a Texas limited liability company (“SN Operating”), SN TMS, LLC, a Delaware limited liability company (“SN TMS”), and SN CATARINA, LLC, a Delaware limited liability company (“SN Catarina; together with SN Palemetto, SN Marquis, SN Cotulla, SN Operating and SN TMS collectively, the “Guarantors” and each, a “Guarantor”), the Required Lenders party hereto, and ROYAL BANK OF CANADA, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A.                                    The Borrower, the Guarantors, the Lenders, RBC, as Issuing Bank, and the Administrative Agent previously entered into that certain Second Amended and Restated Credit Agreement dated as of June 30, 2014 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of September 9, 2014, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of March 31, 2015, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of July 20, 2015, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of September 29, 2015, that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of October 30, 2015, that certain Sixth Amendment to Second Amended and Restated Credit Agreement dated as of January 22, 2016 and as it may be further amended, restated, supplemented or modified from time to time, the “Credit Agreement”) and certain other Loan Documents (as defined in the Credit Agreement) in connection therewith.

B.                                    The Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth herein to (i) increase the existing limit for Investments in Senior Unsecured Notes and Equity Interests issued by the Borrower, (ii) provide for Investments in an Unrestricted Subsidiary to purchase Senior Unsecured Notes and Equity Interests issued by the Borrower and (iii) make certain amendments as set forth herein. The Administrative Agent and the Required Lenders are willing to amend the Credit Agreement on the terms and conditions contained in this Seventh Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Seventh Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the Borrower, the Guarantors, the Required Lenders, the Issuing Bank and the Administrative Agent agree as follows:

1.                                      Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.                                      Specific Amendments to Credit Agreement.      The Credit Agreement is hereby amended as follows:

(i)                                     The following defined terms are hereby added to Section 1.02 of the Credit Agreement in the proper alphabetical order:

“Available Cash” means as of the date of determination thereof, the aggregate amount of cash held by the Borrower, its Restricted Subsidiaries and Unrestricted Subsidiaries; provided that, except for any cash that is held in a Deposit Account subject to a Deposit Account Control Agreement in favor of the Administrative Agent, such cash (i) is not held in a dedicated cash collateral account and (ii) is not subject to any restriction against access (other than restrictions set forth by regulations promulgated by the Board) by the Borrower, Restricted Subsidiary or Unrestricted Subsidiary, as applicable, that is the depositor under the Deposit Account in which such cash is held.

“Buyback Availability” means at any time of determination thereof, an amount equal to the excess of (i) Loan Party Cash over (ii) the sum of the Credit Exposures of the Lenders at such time.

“Commodity Account” has the meaning specified in the Security Agreement.

“Commodity Account Control Agreement” has the meaning specified in the Security Agreement.

“Deposit Account” has the meaning specified in the Security Agreement.

“Deposit Account Control Agreement” has the meaning specified in the Security Agreement.

“First Lien Debt” means as of the date of determination, the total Credit Exposure of the Lenders on such date.

“Loan Party Cash” means as of the date of determination thereof, the aggregate amount of cash held by the Borrower and the Restricted Subsidiaries; provided that, except for any cash that is held in a Deposit Account subject to a

Seventh Amendment to Sanchez

Second Amended and Restated Credit Agreement

Deposit Account Control Agreement in favor of the Administrative Agent, such cash (i) is not held in a dedicated cash collateral account and (ii) is not subject to any restriction against access (other than restrictions set forth by regulations promulgated by the Board) by the Borrower or Restricted Subsidiary, as applicable, that is the depositor under the Deposit Account in which such cash is held.

“Securities Account” has the meaning specified in the Security Agreement.

“Securities  Account Control Agreement” has the meaning specified in the Security Agreement.

“Seventh Amendment” means that certain Seventh Amendment to Second Amended and Restated Credit Agreement dated the Seventh Amendment Effective Date among the Borrower, the Guarantors, the Required Lenders, RBC, as Issuing Bank, and the Administrative Agent.

“Seventh Amendment Effective Date” means March 18, 2016.

“SN Palmetto” means SN Palmetto, LLC, a Delaware limited liability company, known prior to its name change on March 14, 2016 as SEP Holdings III, LLC.

“Special Purpose Unrestricted Subsidiary” means SN Capital, LLC, a Delaware limited liability company whose immediate parent is either the Borrower or a Restricted Subsidiary and whose organizational documents provide that its only permitted business activities are (i) receiving cash Investments from its immediate parent, which will be either the Borrower or a Restricted Subsidiary, (ii) holding cash received as an Investment from its immediate parent in a Deposit Account maintained with a Lender, (iii) purchasing, holding and disposing, including by way of distribution to its immediate parent, of Senior Unsecured Notes and Equity Interests issued by Borrower and (iv) distributing cash to its immediate parent.

(ii)                                  The defined term “Aggregate Elected Commitment Amount” in Section 1.02 of the Credit Agreement is hereby deleted and the following is substituted therefor:

“Aggregate Elected Commitment Amount” at any time shall equal the sum of the Elected Commitments, as the same may be increased, reduced or terminated pursuant to Section 2.06(c). As of the Seventh Amendment Effective Date, the Aggregate Elected Commitment Amount is $300,000,000.

(iii)                               The defined term “Agreement” in Section 1.02 of the Credit Agreement is hereby deleted and the following is substituted therefor:

“Agreement” means this Second Amended and Restated Credit Agreement, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment and as the same may from time to time be amended, modified, supplemented or restated.

(iv)                              The defined term “Annualized Consolidated EBITDA” in Section 1.02 of the Credit Agreement is hereby deleted.

(v)                                 The defined term “Applicable Margin” is Section 1.02 of the Credit Agreement is hereby deleted and the following substituted therefor:

“Applicable Margin” means, for any day with respect to any ABR Loan or Eurodollar Loan, or with respect to the Letter of Credit Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Grid

Borrowing Base Utilization Percentage	<25%	>25% and <50%	>50% and <75%	>75% and <90%	>90%
ABR Loans	1.00%	1.25%	1.50%	1.75%	2.00%
Eurodollar Loans	2.00%	2.25%	2.50%	2.75%	3.00%
Letter of Credit Fee Rate	2.00%	2.25%	2.50%	2.75%	3.00%

For any day, “Applicable Margin” means, with respect to the Commitment Fee Rate, the rate per annum set forth in the Elected Commitment Utilization Grid below based upon the Elected Commitment Utilization Percentage then in effect:

Elected Commitment Utilization Grid

Elected Commitment Utilization Percentage	<25%	>25% and <50%	>50% and <75%	>75% and <90%	>90%
Commitment Fee Rate	0.500%	0.500%	0.500%	0.500%	0.500%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change; provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a), then the “Applicable Margin” means the rate per annum set forth on the then applicable grid above when it is at its highest level; provided further that the Applicable Margin shall be the Applicable Margin determined without regard to the preceding proviso upon the Borrower’s delivery of such Reserve Report.

(vi)                              Clause (e) of the defined term “Consolidated EBITDA” in Section 1.02 of the Credit Agreement is hereby deleted and the following substituted therefor:

(e) fees and expenses expensed and paid in cash in connection with (1) the public offering of Borrower’s Equity Interests, (2) the 2012 Credit Agreement, (3)

the 2013 Credit Agreement, (4) the Senior Unsecured Notes, (5) any Permitted Second Lien Debt and (6) this Agreement; and

(vii)                           The defined term “Intercreditor Agreement” in Section 1.02 of the Credit Agreement is hereby deleted and the following substituted therefor:

“Intercreditor Agreement” means (a) an Intercreditor Agreement (in form approved by the Administrative Agent and the Required Lenders) among the Borrower, the other Loan Parties, the Administrative Agent and the trustee, administrative agent or other relevant representative of the holders of Permitted Second Lien Debt under the Permitted  Second  Lien  Documents, and (b) if the Permitted Second Lien Debt is refinanced or replaced in accordance with the terms of such Intercreditor Agreement, any successor agreement entered into in accordance with such terms, in each case as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms of the then effective Intercreditor Agreement.

(viii)                        So much of clause (a) of the defined term “Permitted Second Lien Debt” in Section 1.02 of the Credit Agreement as precedes the proviso to such clause (a) is hereby deleted and the following substituted therefor:

(a) Debt incurred on or after the Sixth Amendment Effective Date by the Borrower pursuant to a second lien indenture or credit facility;

(ix)                              The defined term “Permitted Second Lien Documents” in Section 1.02 of the Credit Agreement is hereby deleted and the following substituted therefor:

“Permitted Second Lien Documents” means each indenture, credit or other loan agreement governing Permitted Second Lien Debt, all guarantees thereof and all other agreements, documents or instruments executed and delivered by any Loan Party in connection with, or pursuant to, the incurrence of Permitted Second Lien Debt.

(x)                                 The defined term “Security Agreement” in Section 1.02 of the Credit Agreement is hereby deleted and the following substituted therefor:

“Security Agreement” means the Amended and Restated Security and Pledge Agreement dated as of June 30, 2014 among the Borrower and the Restricted Subsidiaries, as grantors, and the Administrative Agent, as amended by the First Amendment to Security and Pledge Agreement dated as of the Seventh Amendment Effective Date and as it may be further amended, restated, supplemented or modified from time to time.

(xi)                              The defined term “Senior Secured Debt” in Section 1.02 of the Credit Agreement is hereby deleted.

(xii)                           The defined term “SEP” in Section 1.02 of the Credit Agreement is hereby deleted and the following is substituted therefor:

“SEP” has the meaning given in Recital A; from and after the date on which SEP Holdings III, LLC changes its name to SN Palmetto, LLC all references in the Loan Documents to SEP shall be deemed to be references to SN Palmetto.

(xiii)                        The introductory clause of the defined term “Unrestricted Subsidiary” in Section 1.02 of the Credit Agreement is hereby deleted and the following is substituted therefor:

“Unrestricted Subsidiary” means SN Midstream, SN Services, SN UR Holdings, SN Terminal, the Special Purpose Unrestricted Subsidiary and each other Subsidiary of the Borrower that is designated by the Board of Directors of the Borrower as an Unrestricted Subsidiary pursuant to a resolution of the Board of Directors of Borrower (in each case for so long as such Person remains a Subsidiary), but only to the extent that such Subsidiary:

(xiv)                       Section 2.06(c)(ii) of the Credit Agreement is hereby amended by deleting the word “and” at the end of Section 2.06(c)(6), deleting the period at the end of Section 2.06(c)(7) and inserting a semicolon followed by the word “and” and adding a new Section 2.06(c)(8) to read in its entirety as follows:

“(8)                           notwithstanding anything in this Section 2.06 to the contrary, without the written consent of each Lender, the Borrower will not increase the $300,000,000 Elected Commitment in effect on the Seventh Amendment Effective Date until the first Scheduled Redetermination Date following the Seventh Amendment Effective Date.”

(xv)                          The first sentence of Section 3.04(c)(iii) is hereby amended by deleting the words “then the Borrower shall, within ten (10) days” and substituting therefor the words “then the Borrower shall, subject to the provisions of the next sentence, within ten (10) days” and adding a new second sentence at the end thereof to read in its entirety as follows:

“Notwithstanding the foregoing, if at the time the Borrower is notified in writing by the Administrative Agent that a Borrowing Base Deficiency exists and  Available Cash exceeds $35,000,000 (such excess, “Excess Available Cash”), the Borrower will, within one Business Day of receiving written notice from the Administrative Agent of such Borrowing Base Deficiency, use Excess Available Cash to (A) prepay the Borrowings to eliminate the Borrowing Base Deficiency to the extent of the Excess Available Cash and (B) if, as a result of LC Exposure, any Borrowing Base Deficiency remains after prepaying all of the Borrowings, deposit with the Administrative Agent on behalf of the Lenders an amount equal to the remaining Borrowing Base Deficiency to the extent of the remaining Excess Available Cash to be held as cash collateral as provided in Section 2.08(j); provided, if any Borrowing Base Deficiency remains after the prepayments and deposits described in clauses (A) and (B) of this Section 3.04(c)(iv), the provisions of the preceding sentence will apply to the remaining Borrowing Base Deficiency.”

(xvi)                       Section 8.01(n) of the Credit Agreement is hereby designated as Section 8.01(o) and the following Section 8.01(n) is added to read in its entirety as follows:

“(n)                           Deposit Account and Other Information.  Promptly, but in any event within two (2) Business Days after receipt of a request from Administrative Agent therefor made, a report on the current cash balances or securities and/or commodity contracts credited to the account of the Borrower and its Subsidiaries held for the benefit of the Borrower or any Subsidiary in any Deposit Account, Securities Account or Commodity Account, in such detail as reasonably requested by Administrative Agent; provided if the aggregate Lenders’ Credit Exposure is less than fifty percent (50%) of the total Commitment at the time such request is made, such request shall be made no more frequently than once every 30 calendar days and if the Lenders’ Credit Exposure is more than fifty percent (50%) of the total Commitment at the time such request is made, such request shall be made no more frequently than once every 7 calendar days.”

(xvii)                    Each reference to “eighty percent (80%)” in Section 8.12, Section 8.13 and Section 8.14 of the Credit Agreement is hereby deleted and “ninety percent (90%)” is substituted therefor.

(xviii)                 Section 8.16(b) of the Credit Agreement is hereby amended by adding the following proviso at the end thereof to read in its entirety as follows:

“; provided, the Equity Interest in the Special Purpose Unrestricted Subsidiary is to be subject to a Lien securing the Obligations within a reasonable period of time after the formation of the Special Purpose Unrestricted Subsidiary.”

(xix)                       A new Section 8.17 is hereby added to the Credit Agreement to read in its entirety to read as follows:

“Section 8.17   Accounts With Lenders; Control Agreements.

“(a)                           No later than 30 days after the Seventh Amendment Effective Date, each Loan Party shall close all Deposit Accounts maintained with any Person not a Lender and cause all of its Deposit Accounts, whether then existing or thereafter created, including all operating, collections, payroll, trust, and other depository or disbursement accounts, to be maintained with a Person who is a Lender.  No later than 30 days after the Seventh Amendment Effective Date, in the case of any Deposit Account maintained by a Loan Party with a Lender as of the Seventh Amendment Effective Date, such Loan Party shall deliver to the Administrative Agent a Deposit Account Control Agreement with respect to such Deposit Account executed by the applicable Loan Party and the Lender maintaining such Deposit Account.  If a Loan Party establishes a Deposit Account with a Lender after the Seventh Amendment Effective Date, such Loan Party shall enter into a Deposit Account Control Agreement contemporaneously with the establishment of such Deposit Account and promptly thereafter deliver to the Administrative Agent a Deposit Account Control Agreement with respect to such Deposit Account executed by the applicable Loan Party and the Lender maintaining such Deposit Account. If any Lender maintaining a Deposit Account for any Loan Party ceases to be a Lender, then within 30 days of such Person ceasing to be a Lender the Loan Party whose Deposit Accounts were maintained by such Person shall close all Deposit Accounts maintained with that Person.

(b)                                 No later than 10 Business Days after the Seventh Amendment Effective Date, each Loan Party shall close all Securities Accounts and Commodity Accounts maintained with any Person not a Lender or an Affiliate of a Lender and cause all of its Securities Accounts and Commodity Accounts, whether then existing or thereafter created, to be maintained with a Person who is a Lender or an Affiliate of a Lender.  If a Loan Party establishes a Securities Account or Commodity Account with a Lender or an Affiliate of a Lender after the Seventh Amendment Effective Date, such Loan Party shall enter into a Securities Account Control Agreement or Commodity Account Control Agreement, as applicable, contemporaneously with the establishment of such Securities Account or Commodity Account and promptly thereafter deliver to the Administrative Agent a copy of such control agreement with respect to such Securities Account or Commodity Account executed by the applicable Loan Party and the Lender or Lender Affiliate maintaining such Securities Account or Commodity Account.  If any Lender or Affiliate of a Lender maintaining a Securities Account or Commodity Account for any Loan Party ceases to be a Lender (or an Affiliate of a Lender), then within 30 days of such Person ceasing to be a Lender (or Affiliate of a Lender) the Loan Party whose Securities Accounts or Commodity Account were maintained by such Person shall close all securities accounts, securities entitlements and commodity accounts maintained with that Person.”

(xix)                       A new Section 8.18 is hereby added to the Credit Agreement to read in its entirety as follows:

“Section 8.18  Remittance of Cash by Special Purpose Unrestricted Subsidiary.  The Borrower shall cause the Special Purpose Unrestricted Subsidiary to remit to the Borrower or another Restricted Subsidiary all cash held by or in the name of the Special Purpose Subsidiary as of the close of business on December 31, 2016, such remittance to be made no later than noon on Tuesday, January 3, 2017, with evidence of such remittance to be provided, in form and substance satisfactory to the Administrative Agent.”

(xx)                          Section 9.01(b) of the Credit Agreement is hereby deleted and the following is substituted therefor:

“(b)                           Net First Lien Leverage Ratio.  The Borrower will not permit, as of the last day of any fiscal quarter, commencing with the fiscal quarter ending March 31, 2016, the ratio of (i) the excess of (A) First Lien Debt as of such date over (B) Loan Party Cash as of such date to (ii) Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for the Rolling Period ending on such day to exceed 2.00 to 1.0;”

(xxi)                       Section 9.04 of the Credit Agreement is hereby amended by deleting Section 9.04(f) and the provisos following such Section and substituting therefor the following:

“(f) so long as at the time of and after giving effect to any such repurchase, there is Buyback Availability (i) repurchases for aggregate cash consideration not to exceed $50,000,000 (less the amount of the Sixth Amendment Effective Date Replenishment Amount attributable to Equity Interests other than Preferred Stock issued by Borrower) of Equity Interests other than Preferred Stock issued by Borrower and (ii) repurchases for aggregate cash consideration not to exceed $100,000,000 (less the amount of the Sixth Amendment Effective Date Replenishment Amount attributable to Preferred Stock issued by Borrower) of Preferred Stock issued by Borrower; provided, that the sum of repurchases pursuant to clause (i) and (ii) of this Section 9.04(f) together with the purchase or other acquisition of Equity Interests issued by the Borrower pursuant to Section 9.05(r) and Section 9.05(s) shall not exceed $100,000,000 in the aggregate; provided, further, Restricted Payments made under this Section 9.04, other than (x) pursuant to clauses (c) and (e) above and (y) Permitted Preferred Stock Distributions comprised of common stock of Borrower and cash payments in lieu of the issuance of fractional shares in connection therewith, may be made only so long as no Default or Event of Default exists or will exist after giving effect to such Restricted Payment.”

(xxii)                    Section 9.05 of the Credit Agreement is hereby amended by deleting Section 9.05(f) and substituting therefor the following:

“(f)                             deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by, any Lender;”

(xxiii)                 Section 9.05 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of Section 9.05(q), and (ii) replacing Section 9.05(r) with the following amended Section 9.05(r) and adding a new Section 9.05(s) to read in their entirety as follows:

“(r)                              Investments consisting of the purchase or other acquisition of Senior Unsecured Notes and Equity Interests issued by the Borrower; provided, that at the time of such Investment, Buyback Availability exists; and provided further, that the aggregate cash consideration paid by the Borrower and the Restricted Subsidiaries to purchase Senior Unsecured Notes and Equity Interests issued by the Borrower is not greater than the remainder of (i) $300,000,000 minus (ii) the Sixth Amendment Effective Date Replenishment Amount minus (iii) the outstanding amount of Investments made pursuant to Section 9.05(s); and provided further, purchases or other acquisitions of Equity Interests issued by the Borrower are subject to the limitation set forth in the first proviso in Section 9.04(f); and provided, further, for the sake of clarity that the limitation in the foregoing proviso shall not apply to the issuance of Permitted Second Lien Debt in exchange for Senior Unsecured Notes and/or Equity Interests issued by the Borrower;

(s)                                   Investments of up to $150,000,000 in the Special Purpose Unrestricted Subsidiary for the sole purpose of financing the purchase or other acquisition by the Special Purpose Unrestricted Subsidiary, at such time or times as the Special Purpose Unrestricted Subsidiary elects, of Senior Unsecured Notes and Equity Interests issued by the Borrower; provided, that at the time of such Investment, Buyback Availability exists and availability remains under Section 9.05(r) sufficient to make such Investment; and provided further, purchases or other acquisitions of Equity Interests issued by the Borrower are subject to the limitation set forth in the first proviso in Section 9.04(f); and provided further, that (i) all Deposit Accounts of the Special Purpose Unrestricted Subsidiary are maintained with a Lender (it being agreed, for the avoidance of doubt, that no Deposit Account Control Agreement shall be required relating to Deposit Accounts of such Special Purpose Unrestricted Subsidiary), and (ii) no Default or Event of Default exists or will exist after giving effect to such Investment; and”.

(xxiii)                 The heading of Section 9.20 of the Credit Agreement is hereby deleted and the following is substituted therefore:

“Section 9.20     Change in Business; Unrestricted Subsidiaries.”

(xxiv)                The proviso in the last sentence of Section 9.20(a) of the Credit Agreement is hereby deleted and the following is substituted therefore:

“provided, that Borrower may not permit any Unrestricted Subsidiary other than the Special Purpose Unrestricted Subsidiary to acquire any Debt of or Equity Interests in Borrower on or after the Sixth Amendment Effective Date.”

(xxv)                   Section 9.20 of the Credit Agreement is hereby amended by adding the following new Section 9.20(d) thereto to read in its entirety as follows:

“(d)                           The Borrower shall not, and shall not permit the Special Purpose Unrestricted Subsidiary to, alter, amend or modify in any manner the organizational documents of the Special Purpose Unrestricted Subsidiary.”

(xxvi)                A new Schedule 7.01 to the Credit Agreement, “Corporate Organizational Chart” in the form attached as Schedule 7.01 to this Seventh Amendment is hereby added to the Credit Agreement in substitution for the prior Schedule 7.01.

(xxvii)             A new Schedule 7.14 to the Credit Agreement, “Subsidiaries” in the form attached as Schedule 7.14 to this Seventh Amendment is hereby added to the Credit Agreement in substitution for the prior Schedule 7.14.

(xxviii)          The Financial Covenant Calculation Worksheet attached to Exhibit D Form of Compliance Certificate is hereby deleted and the Financial Covenant Calculation Worksheet attached as Exhibit D to this Seventh Amendment is substituted therefor.

3.                                      Loan Parties’ Ratification. Subject to the conditions set out in Section 5, Borrower (and each Loan Party by its execution in the space provided below under “ACKNOWLEDGED for purposes of Sections 3 and 4”) hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party (other than the Guaranty which is specifically addressed in Section 4), and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party (other than the Guaranty which is specifically addressed in Section 4) are and shall continue to be in full force and effect. Nothing in this Seventh Amendment extinguishes, novates or releases any right, claim, Lien, security interest or entitlement of any of the Lenders, any Issuing Bank or the Administrative Agent created by or contained in any of such documents nor is any Loan Party released from any covenant, warranty or obligation created by or contained herein or therein.  Each Loan Party (other than the Borrower) agrees that its execution and delivery of this Seventh Amendment does not indicate or establish an approval or consent requirement by any such Loan Party under the Credit Agreement in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Loan Documents (other than any Loan Document to which such a Loan Party is a party).

4.                                      Guarantors’ Ratification. Each Guarantor by its execution in the space provided below under “ACKNOWLEDGED for purposes of Sections 3 and 4” hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of the Obligations, and its execution and delivery of this Seventh Amendment does not indicate or establish an approval or consent requirement by any Guarantor under the Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Loan Documents (other than the Guaranty or any other Loan Document to which a Guarantor is a party).

5.                                      Conditions to Effectiveness of Seventh Amendment. This Seventh Amendment shall be effective upon the satisfaction, in the Administrative Agent’s sole discretion, of the following conditions precedent:

(i)                                    The Administrative Agent shall have executed, and shall have received from the Borrower and the Required Lenders duly executed signature pages to, this Seventh Amendment, and shall have received a duly executed acknowledgement of Sections 3 and 4 of this Seventh Amendment from each Guarantor;

(ii)                                 The Administrative Agent shall have executed, and shall have received from the Borrower and the Guarantors duly executed signature pages to, the First Amendment to Security and Pledge Agreement in the form attached hereto as Exhibit A;

(iii)                              the Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably request;

(iv)                             the Administrative Agent shall have notified the Borrower and the Lenders in a New Borrowing Base Notice of the redetermined Borrowing Base of $350,000,000 which shall be effective as of the next Business Day following delivery of such New Borrowing Base Notice; and

(v)                                the Borrower shall have paid the Administrative Agent the agreed upon fee.

6.                                      No Implied Amendment, Waiver or Consent. This Seventh Amendment shall not constitute an amendment or waiver of any provision not expressly referred to herein and shall not be construed as a consent to any action on the part of the Borrower that would require a waiver or consent of the Lenders or Required Lenders, as applicable, or an amendment or modification to any term of the Loan Documents except as expressly stated herein.

7.                                      Miscellaneous. This Seventh Amendment is a Loan Document. Except as affected by this Seventh Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement, as amended by this Seventh Amendment, and any other Loan Document, the terms of the Credit Agreement will control and the other document will be deemed to be amended to conform to the terms of the Credit Agreement. All references to the Credit Agreement will refer to the Credit Agreement as amended by this Seventh Amendment and any other amendments properly executed among the parties. Borrower agrees that all Loan Documents to which it is a party (whether as an original signatory or by assumption of the Obligations) remain in full force and effect and continue to evidence its legal, valid and binding obligations enforceable in accordance with their terms (as the same are affected by this Seventh Amendment or are amended in connection with this Seventh Amendment). AS A MATERIAL INDUCEMENT TO THE ADMINISTRATIVE AGENT, THE ISSUING BANKS AND LENDERS PARTY HERETO TO ENTER INTO THIS SEVENTH AMENDMENT, BORROWER RELEASES THE ADMINISTRATIVE AGENT, THE ISSUING BANKS, THE LENDERS AND THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, EMPLOYEES, TRUSTEES, AGENTS AND ATTORNEYS FROM ANY LIABILITY FOR ACTIONS OR FAILURES TO ACT IN CONNECTION WITH THE LOAN DOCUMENTS PRIOR TO THE SEVENTH AMENDMENT EFFECTIVE DATE. NO COURSE OF DEALING BETWEEN BORROWER OR ANY OTHER PERSON, ON THE ONE HAND, AND THE ADMINISTRATIVE AGENT, ISSUING BANKS AND THE LENDERS, ON THE OTHER, WILL BE DEEMED TO HAVE ALTERED OR AMENDED THE CREDIT AGREEMENT OR AFFECTED BORROWER’S, THE ADMINISTRATIVE AGENT’S, THE ISSUING BANKS’ OR THE LENDERS’ RIGHT TO ENFORCE THE CREDIT AGREEMENT

AS WRITTEN. This Seventh Amendment will be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

8.                                      Form. Each agreement, document, instrument or other writing to be furnished to the Administrative Agent and/or the Lenders under any provision of this instrument must be in form and substance satisfactory to the Administrative Agent and its counsel.

9.                                      Headings. The headings and captions used in this Seventh Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Seventh Amendment, the Credit Agreement, or the other Loan Documents.

10.                               Interpretation. Wherever possible each provision of this Seventh Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Seventh Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Seventh Amendment.

11.                               Multiple Counterparts. This Seventh Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement. This Seventh Amendment may be transmitted and/or signed by facsimile, telecopy or electronic mail. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on all Loan Parties, all Lenders, the Administrative Agent and the Issuing Banks. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

12.                               Governing Law. THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE-OF-LAW PROVISIONS THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWER:

SANCHEZ ENERGY CORPORATION,
a Delaware corporation

By:	/s/ Garrick A. Hill
Garrick A. Hill
Interim Co-Chief Financial Officer

Seventh Amendment to Sanchez

Second Amended and Restated Credit Agreement

Signature Page 1

ACKNOWLEDGED for the purposes stated in Sections 3 and 4:

GUARANTORS:

SN PALMETTO, LLC,
a Delaware limited liability company, f/k/a
SEP Holdings III, LLC

SN MARQUIS LLC,
a Delaware limited liability company

SN COTULLA ASSETS, LLC,
a Texas limited liability company

SN OPERATING, LLC,
a Texas limited liability company

SN TMS, LLC,
a Delaware limited liability company

SN CATARINA, LLC,
a Delaware limited liability company

By:	/s/ Garrick A. Hill
Garrick A. Hill
Interim Co-Chief Financial Officer

Seventh Amendment to Sanchez

Second Amended and Restated Credit Agreement

Signature Page 2

ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA, as Administrative Agent

By:	/s/ Yvonne Brazier
Name:	Yvonne Brazier
Title:	Manager, Agency

Seventh Amendment to Sanchez

Second Amended and Restated Credit Agreement

Signature Page 3

LENDERS:

ISSUING BANK AND LENDER:

ROYAL BANK OF CANADA

By:	/s/ Evans Swann Jr.
Name:	Evans Swann Jr.
Title:	Authorized Signatory

Seventh Amendment to Sanchez

Second Amended and Restated Credit Agreement

Signature Page 4

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Matthew Brice
Name:	Matthew Brice
Title:	Vice President

Seventh Amendment to Sanchez

Second Amended and Restated Credit Agreement

Signature Page 5

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Warren Van Heyst
Name:	Warren Van Heyst
Title:	Authorized Signatory

Seventh Amendment to Sanchez

Second Amended and Restated Credit Agreement

Signature Page 6

COMPASS BANK

By:	/s/ Les Werme
Name:	Les Werme
Title:	Director

Seventh Amendment to Sanchez

Second Amended and Restated Credit Agreement

Signature Page 7

SUNTRUST BANK

By:	/s/ William S. Krueger
Name:	William S. Krueger
Title:	First Vice President

Seventh Amendment to Sanchez

Second Amended and Restated Credit Agreement

Signature Page 8

ING CAPITAL LLC

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Director

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Managing Director

Seventh Amendment to Sanchez

Second Amended and Restated Credit Agreement

Signature Page 9

BRANCH BANKING AND TRUST COMPANY

By:	Lender did not sign the seventh amendment
Name:
Title:

Seventh Amendment to Sanchez

Second Amended and Restated Credit Agreement

Signature Page 10

IBERIABANK

By:	/s/ Tyler S. Thoer
Name:	Tyler S. Thoer
Title:	Sr. Vice President

Seventh Amendment to Sanchez

Second Amended and Restated Credit Agreement

Signature Page 11

MUFG UNION BANK, N.A., f/k/a Union Bank, N.A.

By:	Lender did not sign the seventh amendment
Name:
Title:

Seventh Amendment to Sanchez

Second Amended and Restated Credit Agreement

Signature Page 12

SOCIÉTÉ GENÉRALÉ

By:	Lender did not sign the seventh amendment
Name:
Title:

Seventh Amendment to Sanchez

Second Amended and Restated Credit Agreement

Signature Page 13

BMO HARRIS BANK, N.A.

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Managing Director

Seventh Amendment to Sanchez

Second Amended and Restated Credit Agreement

Signature Page 14

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

By:	/s/ Mark Roche
Name:	Mark Roche
Title:	Managing Director

Seventh Amendment to Sanchez

Second Amended and Restated Credit Agreement

Signature Page 15

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

Seventh Amendment to Sanchez

Second Amended and Restated Credit Agreement

Signature Page 16

U.S. BANK NATIONAL ASSOCIATION

By:	Lender did not sign the seventh amendment
Name:
Title:

Seventh Amendment to Sanchez

Second Amended and Restated Credit Agreement

Signature Page 17

COMERICA BANK

By:	/s/ Jason Klesel
Name:	Jason Klesel
Title:	Commercial Banking Officer

Seventh Amendment to Sanchez

Second Amended and Restated Credit Agreement

Signature Page 18

FIFTH THIRD BANK

By:	/s/ Justin Bellamy
Name:	Justin Bellamy
Title:	Director

Seventh Amendment to Sanchez

Second Amended and Restated Credit Agreement

Signature Page 19

SCHEDULE 7.01

CORPORATE ORGANIZATIONAL CHART

All of the membership interests in each of SN Catarina, LLC, SN Palmetto, LLC (f/k/a SEP Holdings III, LLC), SN Marquis LLC, SN Cotulla Assets, LLC, SN Operating, LLC, SN TMS, LLC, SN Capital, LLC, and SN UR Holdings, LLC are owned by Sanchez Energy Corporation.

SCHEDULE 7.14

SUBSIDIARIES

Name of Subsidiary	Jurisdiction of Organization	Federal Taxpayer ID	Ownership Interest
SN Palmetto, LLC (f/k/a SEP Holdings III, LLC)	Delaware	45-3193696	100% Membership Interest held by Borrower
SN Catarina, LLC	Delaware	45-3090102	100% Membership Interest held by Borrower
SN Cotulla Assets, LLC	Texas	45-3090102	100% Membership Interest held by Borrower
SN Marquis LLC	Delaware	45-3090102	100% Membership Interest held by Borrower
SN Operating, LLC	Texas	38-3902143	100% Membership Interest held by Borrower
SN Midstream, LLC	Delaware	45-3090102	100% Membership Interest held by SN UR Holdings, LLC
SN Services, LLC	Delaware	45-3090102	100% Membership Interest held by SN UR Holdings, LLC
SN Terminal, LLC	Delaware	45-3090102	100% Membership Interest held by SN UR Holdings, LLC
SN TMS, LLC	Delaware	45-3090102	100% Membership Interest held by Borrower
SN UR Holdings, LLC	Delaware	45-3090102	100% Membership Interest held by Borrower
SN Capital, LLC	Delaware	45-3090102	100% Membership Interest held by Borrower

Exhibit D

FINANCIAL COVENANT CALCULATION WORKSHEET

Summary of Financial Ratios

Section 9.01 Financial Covenants

In Compliance?
Current Ratio	min. 1.0 to 1.0
Net First Lien Leverage Ratio	max. [2.00] to 1.0

Current Ratio

Consolidated Current Assets (including unused Commitments to the extent that the Borrower is permitted to borrow such amount under the terms of the Agreement, but excluding non-cash assets under FAS 133)

	=	$

Consolidated Current Liabilities (excluding outstanding Obligations to the extent included in consolidated current liabilities, non-cash obligations under FAS 133 and any accrual related to non-cash compensation arising from any grant of stock, stock options or other equity based awards)

$

Net First Lien Leverage Ratio

First Lien Debt minus Loan Party Cash	=	$
Consolidated EBITDA		$

Section 8.13(a)

[Provide details of compliance/non-compliance]

1

Current Ratio

Section 9.01 Financial Covenants

Consolidated Current Assets	$
(+) Unused Commitments to the extent that the Borrower is permitted to borrow such amount under the terms of the Agreement	$
(-) Non-cash assets under FAS 133	$
Total Consolidated Current Assets	$

Consolidated Current Liabilities	$
(-) Outstanding Obligations to the extent included in consolidated current liabilities	$
(-)Non-cash obligations under FAS 133	$
(-) Accrual related to non-cash compensation arising from any grant of stock, stock options or other equity based awards	$
Total Consolidated Current Liabilities	$

Current Ratio is     to 1.00.

2

Net First Lien Leverage Ratio

Section 9.01 Financial Covenants

First Lien Debt at end of	Q 201
(-) Loan Party Cash	$
Net First Lien Debt
Consolidated EBITDA for [•] Quarters ended[•] /1[•]
Consolidated Net Income (the following to be added, without duplication and to the extent deducted (and not added back) in calculating such Consolidated Net Income)	$
(+) Consolidated Net Interest Expense	$
(+) Consolidated Income Tax Expense	$
(+) Consolidated depletion, depreciation and amortization expense of the Borrower and its Restricted Subsidiaries	$
(+) Other non-cash charges to the extent not included in the foregoing	$

(+) Fees and expenses expensed and paid in cash in connection with (1) the public offering of Borrower’s Equity Interests, (2) the 2012 Credit Agreement, (3) the 2013 Credit Agreement, (4) the Senior Unsecured Notes and (5) the Agreement, including any amendments to date

$
(+) Unrestricted Person Cash Dividends	$
(-) All-non-cash income to the extent included in determining Consolidated Net Income	$

Consolidated EBITDA for prior 4 quarters	$

Net First Lien Leverage Ratio is    to 1.00.

3

Exhibit A

FIRST AMENDMENT TO SECURITY AND PLEDGE AGREEMENT

(Sanchez Energy Corporation)

(SN Palmetto, LLC)

(SN Marquis LLC)

(SN Cotulla Assets, LLC)

(SN Operating, LLC)

(SN TMS, LLC)

(SN Catarina LLC)

THIS FIRST AMENDMENT TO AMENDED AND RESTATED SECURITY AND PLEDGE AGREEMENT dated as of March 18, 2016 (this “First Security Agreement Amendment”) is among Sanchez Energy Corporation, a Delaware corporation (“Borrower”), the Guarantors party hereto including SN Palmetto, LLC, a Delaware limited liability company f/k/a SEP Holdings III, LLC, (“Palmetto”), SN Marquis LLC, a Delaware limited liability company (“Marquis”), SN Cotulla Assets, LLC, a Texas limited liability company (“Cotulla”), SN TMS, LLC, a Delaware limited liability company (“TMS”), SN OPERATING, LLC, a Texas limited liability company (“Operating”), and SN Catarina LLC, a Delaware limited liability company (“Catarina”; and together with Palmetto, Marquis, Cotulla, TMS and Operating the “Guarantors”, and each individually, “Guarantor”; the Guarantors party hereto together with the Borrower, each a “Debtor” and collectively, the “Debtors”), and Royal Bank of Canada, as Administrative Agent under the Credit Agreement (as herein defined), not in its individual capacity, but solely as collateral agent for the Lenders and other Secured Parties (as such terms are defined herein) (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS:

A.            Pursuant to the Second Amended and Restated Credit Agreement, dated as of June 30, 2014 (as amended, supplemented, and otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, the Lenders agreed to make loans to and other extensions of credit on behalf of the Borrower.

B.            The Debtors entered into that certain Amended and Restated Security and Pledge Agreement dated as of June 30, 2014 in favor of the Administrative Agent as collateral agent for the benefit of the Lenders and other Secured Parties (the “Security Agreement”) pursuant to which the Debtors granted a security interest in the Collateral (as defined in the Security Agreement) to secure the Secured Obligations (as defined in the Security Agreement, the “Secured Obligations”).

First Amendment to Pledge

and Security Agreement

C.                                    The Borrower has requested certain amendments to the Credit Agreement.

D.            The Debtors and Administrative Agent are entering into this First Security Agreement Amendment to amend the Security Agreement as set forth herein.

E.            The Debtors have duly authorized the execution, delivery and performance of this First Security Agreement Amendment.

F.             This First Security Agreement Amendment is integral to the transactions contemplated by the Credit Agreement, and the execution and delivery of this First Security Agreement Amendment is a condition precedent to the Lenders’ obligations to extend credit under the Credit Agreement.

ACCORDINGLY, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtors and Administrative Agent hereby agree as follows:

1.             REFERENCE TO CREDIT AGREEMENT. The terms, conditions, and provisions of the Credit Agreement are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder so long as the Lenders are obligated to lend under the Credit Agreement and thereafter until the Secured Obligations are paid and performed in full.  Capitalized terms used but not defined in this First Security Agreement Amendment have the meanings given such terms in the Credit Agreement.

2.                                      AMENDMENTS TO SECURITY AGREEMENT.

a.             Section 1.01 of the Security Agreement is hereby amended to add the following definitions in alphabetical order therein:

“Commodity Accounts” means, collectively, with respect to each Debtor, (i) all “commodity accounts” as such term is defined in the UCC and (ii) all cash and “commodity contracts” as such term is defined in the UCC therein.

“Commodity Account Control Agreement” means a commodity account control agreement in a form reasonably satisfactory to the Administrative Agent.

“Securities Accounts” means, collectively, with respect to each Debtor, (i) all “securities accounts” as such term is defined in the UCC and (ii) all cash and “financial assets” as such term is defined in the UCC therein.

2

“Securities Account Control Agreement” means a securities account control agreement in a form reasonably satisfactory to the Administrative Agent.

b.             Section 3.01 of the Security Agreement is hereby amended by deleting the words “other than any Deposit Account maintained by the Administrative Agent” therefrom.

c.             Section 3.02(e) of the Security Agreement is hereby deleted and the following is substituted therefor:

“(e)         as and when required in accordance with Section 8.17 of the Credit Agreement, deliver to the Administrative Agent a Deposit Account Control Agreement with respect to any Deposit Account of such Debtor, executed by such Debtor and the Lender maintaining such Deposit Account;”.

d.             Section 3.02(f) of the Security Agreement is hereby deleted and the following is substituted therefor:

“(f)          as and when required in accordance with Section 8.17 of the Credit Agreement, deliver to the Administrative Agent a Securities Account Control Agreement with respect to any Securities Account of such Debtor, executed by such Debtor and the Lender or Lender Affiliate maintaining such Securities Account; and”.

e.             A new Section 3.02(g) is hereby added to the Security Agreement to read as follows:

“(g)         as and when required in accordance with Section 8.17 of the Credit Agreement, deliver to the Administrative Agent a Commodities Account Control Agreement with respect to any Commodities Account of such Debtor, executed by such Debtor and the Lender or Lender Affiliate maintaining such Commodities Account.”

f.             A new Section 3.03 is hereby added to the Security Agreement to read as follows:

“3.03      Deposit, Securities and Commodity Accounts.

(a)           Each Debtor shall (i) close any Deposit Account maintained by such Debtor with a Person not a Lender within 30 days after the Seventh Amendment Effective Date in accordance with Section

3

8.17 of the Credit Agreement, (ii) on and after the Seventh Amendment Effective Date, not open any Deposit Account with any Person not a Lender, (iii) from and after the date on which any Deposit Account with a Person not a Lender has been closed, not maintain a Deposit Account with a Person not a Lender, and (iv) deliver Deposit Account Control Agreements to the Administrative Agent by the time specified in Section 8.17 of the Credit Agreement.

(b) Each Debtor shall (i) close any Securities Account or Commodity Account maintained by such Debtor with a Person not a Lender or an Affiliate of a Lender, within 10 Business Days after the Seventh Amendment Effective Date in accordance with Section 8.17 of the Credit Agreement, (ii) on and after the Seventh Amendment Effective Date, not open any Securities Account or Commodity Account with any Person not a Lender or an Affiliate of a Lender, (iii) from and after the date on which any Securities Account or Commodity Account with a Person Not a Lender or an Affiliate of a Lender has been closed, not maintain a Securities Account or Commodity Account with a Person Not a Lender or an Affiliate of a Lender, and (iv) deliver Securities Account Control Agreements and Commodity Account Control Agreements to the Administrative Agent by the times specified in Section 8.17 of the Credit Agreement.”

g.             The first sentence of Section 4.11 of the Security Agreement is hereby deleted and the following is substituted therefor:

“As of the Seventh Amendment Effective Date, no Debtor maintains any Deposit Accounts other than the Deposit Accounts listed in Annex 10.”

h.             Section 4.12 of the Security Agreement is hereby deleted and the following is substituted therefor:

“4.12 Investment Property.  As of the Seventh Amendment Effective Date, (i) no Debtor maintains any Securities Accounts or Commodity Accounts other than the Securities Accounts and Commodity Accounts listed in Annex 11, and the Administrative Agent has a perfected first priority security interest in such securities accounts and commodity accounts as a result of filing the applicable UCC financing statements, in each case subject to Excepted Liens, and (ii) does not hold, own or have any interest in any Investment Property other than Investment Property maintained in securities accounts or commodity accounts listed in Annex 11.  The Securities Accounts and Commodity Accounts listed in Annex 11 shall be closed by the Borrower within 10 Business Days after the Seventh

4

Amendment Effective Date in accordance with Section 8.17 of the Credit Agreement.”

i.              Section 5.12(b) is hereby deleted and the following is substituted therefor:

“(b)         Commodity Accounts.  From and after the Seventh Amendment Effective Date, no Debtor shall establish and maintain any Commodity Account unless (i) the applicable Debtor shall have given the Administrative Agent 5 days’ prior written notice of its intention to establish such new Commodity Account, (ii) such new Commodity Account is to be established and maintained with a Lender or an Affiliate of a Lender, and (iii) contemporaneously with opening any Commodity Account, such Lender or Lender Affiliate and such Debtor shall have duly executed and delivered to the Administrative Agent a Commodity Account Control Agreement with respect to such Commodity Account.  No Debtor shall grant Control of any commodity contracts carried in a Commodity Account to any Person other than the Administrative Agent.

j.              Section 5.12(c) of the Security Agreement is hereby deleted and the following is substituted therefor:

“(c)         Deposit Accounts, From and after the Seventh Amendment Effective Date, no Debtor shall establish and maintain any Deposit Account unless (i) the applicable Debtor shall have given the Administrative Agent 5 days’ prior written notice of its intention to establish such new Deposit Account, (ii) such new Deposit Account is to be established and maintained with a Lender, and (iii) such Lender and such Debtor shall have duly executed and delivered to the Administrative Agent a Deposit Account Control Agreement with respect to such Deposit Account.  No Debtor shall grant Control of any Deposit Account to any person other than the Administrative Agent.”

k.             A new Section 5.12(f)(iv) is hereby added to the Security Agreement to read as follows:

“(iv)        From and after the Seventh Amendment Effective Date, no Debtor shall establish and maintain any Securities Account unless (i) the applicable Debtor shall have given the Administrative Agent 5 days’ prior written notice of its intention to establish such new Securities Account, (ii) such new Securities Account is to be established and maintained with a Lender or an Affiliate of a Lender, and (iii) contemporaneously with opening any Securities Account, such Lender or Lender Affiliate and such Debtor shall have duly executed and delivered to the Administrative Agent

5

a Securities Account Control Agreement with respect to such Securities Account.  No Debtor shall grant Control of any security entitlement carried in a Securities Account to any Person other than the Administrative Agent.”

l.              Annexes 3, 5, 6, 7, 8, 9, 10 and 11  attached to the Security Agreement are hereby replaced and Annexes 3, 5, 6, 7, 8, 9, 10 and 11 attached hereto are substituted therefor.

3.                                      MISCELLANEOUS

a.             THIS FIRST SECURITY AGREEMENT AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

b.             THIS FIRST SECURITY AGREEMENT AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE-OF-LAW PROVISIONS THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

[Remainder of Page Intentionally Blank]

6

IN WITNESS WHEREOF, the each Debtor has caused this First Security Agreement Amendment to be duly executed and delivered by an officer duly authorized as of the date first above written.

SANCHEZ ENERGY CORPORATION,

a Delaware corporation
SN PALMETTO, LLC,
f/k/a SEP Holdings III, LLC
a Delaware limited liability company
SN MARQUIS LLC,
a Delaware limited liability company
SN COTULLA ASSETS, LLC,
a Texas limited liability company
SN OPERATING, LLC,
a Texas limited liability company
SN TMS, LLC,
a Delaware limited liability company
SN CATARINA, LLC,
a Delaware limited liability company

By:
Garrick A. Hill
Interim Co — Chief Financial Officer

First Amendment to Pledge

and Security Agreement

Signature Page 1

IN WITNESS WHEREOF, the Administrative Agent has executed this First Security Agreement Amendment to agree to and acknowledge same as of the date first above written.

ROYAL BANK OF CANADA,
as Administrative Agent

By:
Name:
Title:

First Amendment to Pledge

and Security Agreement

Signature Page 2

ANNEX 3

SECURITIES COLLATERAL

Debtor	Issuer	Tax ID of Issuer	Ownership	Certificate
Sanchez Energy Corporation	SN Palmetto, LLC	45-3193696	100% of the Membership Interests	No
Sanchez Energy Corporation	SN Marquis LLC	45-3090102(1)	100% of the Membership Interests	No
Sanchez Energy Corporation	SN Cotulla Assets, LLC	45-3090102(2)	100% of the Membership Interests	No
Sanchez Energy Corporation	SN Operating, LLC	38-3902143	100% of the Membership Interests	No
Sanchez Energy Corporation	SN TMS, LLC	45-3090102(3)	100% of the Membership Interests	No
Sanchez Energy Corporation	SN Catarina, LLC	45-3090102(4)	100% of the Membership Interests	No

(1)  SN Marquis LLC is a disregarded entity for tax purposes and files under the Tax ID of Sanchez Energy Corporation.

(2)  SN Cotulla Assets, LLC is a disregarded entity for tax purposes and files under the Tax ID of Sanchez Energy Corporation.

(3)  SN TMS, LLC is a disregarded entity for tax purposes and files under the Tax ID  of Sanchez Energy Corporation

(4)  SN Catarina, LLC is a disregarded entity for tax purposes and files under the Tax ID of Sanchez Energy Corporation.

ANNEX 5

FILING OFFICES

UCC FILINGS

Entity	Type of Filing	Filing Offices
SN Palmetto, LLC	UCC-1 (Standard)	Delaware Secretary of State
SN Marquis LLC	UCC-1 (Standard)	Delaware Secretary of State
Sanchez Energy Corporation	UCC-1 (Standard)	Delaware Secretary of State
SN Cotulla Assets, LLC	UCC-1 (Standard)	Texas Secretary of State
SN Operating, LLC	UCC-1 (Standard)	Texas Secretary of State
SN TMS, LLC	UCC-1 (Standard)	Delaware Secretary of State
SN Catarina, LLC	UCC-1 (Standard)	Delaware Secretary of State

REAL PROPERTY FILINGS

Entity	Type of Filing	Filing Offices
SN Palmetto, LLC	Deed of Trust / Mortgage / Financing Statement	Natchitoches Parish, LA Cascade County, MT Lewis and Clark County, MT Meagher County, MT Frio County, TX Gonzales County, TX* Zavala County, TX*
SN Marquis LLC	Deed of Trust / Mortgage / Financing Statement	Atascosa County, TX* DeWitt County, TX Fayette County, TX* Lavaca County, TX* Webb County, TX
SN Cotulla Assets, LLC	Deed of Trust / Mortgage / Financing Statement	Dimmit County, TX Frio County, TX LaSalle County, TX Zavala County, TX
SN Catarina, LLC	Deed of Trust / Mortgage / Financing Statement	Dimmit County, TX Webb County, TX LaSalle County, TX

*Only counties where filings are necessary to satisfy the 90% of Engineered Value requirements of the Credit Agreement as of the Effective Date.

ANNEX 6

DEBTOR INFORMATION

Name/Address	Type/Jurisdiction	FEIN	Organization ID
SN Palmetto, LLC (1000 Main Street, Suite 3000 Houston, Texas 77002)	Delaware LLC	45-3193696	5027789
SN Marquis LLC (1000 Main Street, Suite 3000 Houston, Texas 77002)	Delaware LLC	45-3090102	5061848
Sanchez Energy Corporation (1000 Main Street, Suite 3000 Houston, Texas 77002)	Delaware Corporation	45-3090102	5027889
SN Cotulla Assets, LLC (1000 Main Street, Suite 3000 Houston, Texas 77002)	Texas LLC	45-3090102	801757040
SN Operating, LLC (1000 Main Street, Suite 3000 Houston, Texas 77002)	Texas LLC	45-3090102	801757045
SN TMS, LLC (1000 Main Street, Suite 3000 Houston, Texas 77002)	Delaware LLC	45-3090102	5383007
SN Catarina, LLC (1000 Main Street, Suite 3000 Houston, Texas 77002)	Delaware LLC	45-3090102	5518394

ANNEX 7

PREVIOUS NAMES AND TRANSACTIONS

All Other Corporate or Fictitious Names Used Within Last Five Years:

1.                                      SEP Holdings III, LLC

All Merger or Consolidation Transactions Within Last Five Years:

1.                                      Sanchez Energy Corporation acquired SN Marquis LLC from Ross Exploration, Inc. in December 2011.

2.                                      Sanchez Energy Corporation acquired SEP Holdings III, LLC from Sanchez Energy Partners I, LP in December 2011.

ANNEX 8

OFFICES AND LOCATIONS OF RECORDS

Chief Executive Offices:

The chief executive office of each Debtor is:

1000 Main Street, Suite 3000
Houston, Texas 77002

Additional offices:

1920 Sandman

Laredo, TX 78044-2986

ANNEX 9

LOCATION OF INVENTORY AND EQUIPMENT

Additional Locations:

1000 Main Street, Suite 3000
Houston, Texas 77002

1920 Sandman

Laredo, TX 78044-2986

Additional lease and well equipment is on locations.

ANNEX 10

DEPOSIT ACCOUNTS

Entity	Institution	Account Number	Type	Tax ID	State

ANNEX 11

SECURITIES ACCOUNTS

Entity	Institution	Account Number	Type

COMMODITY ACCOUNTS